LEASES - Operating lease related assets and liabilities (Details)	Jun. 30, 2026 CNY (¥)	Jun. 30, 2026 USD ($)	Jun. 30, 2025 CNY (¥)
Operating lease related assets and liabilities recorded on the balance sheets
Operating lease right-of-use assets, net - non-current	¥ 21,441,571	$ 3,160,097	¥ 18,975,692
Operating lease liabilities - current	2,924,605	431,033	1,761,231
Operating lease liabilities - non-current	3,291,220	485,066	1,081,827
Total operating lease liabilities	¥ 6,215,825	$ 916,099	¥ 2,843,058